Common Share capital	6 Months Ended
Jun. 30, 2019
Common Share capital
Common Share capital

28   Common Share capital

(a)  General

Our authorized share capital is as follows:

	June 30,		December 31,
As at	2019		2018
First Preferred Shares	1	billion	1	billion
Second Preferred Shares	1	billion	1	billion
Common Shares	2	billion	2	billion

Only holders of Common Shares may vote at our general meetings, with each holder of Common Shares entitled to one vote per Common Share held at all such meetings so long as not less than 66‑2/3% of the issued and outstanding Common Shares are owned by Canadians. With respect to priority in payment of dividends and in the distribution of assets in the event of our liquidation, dissolution or winding-up, whether voluntary or involuntary, or any other distribution of our assets among our shareholders for the purpose of winding up our affairs, preferences are as follows: First Preferred Shares; Second Preferred Shares; and finally Common Shares.

As at June 30, 2019, approximately 12 million Common Shares were reserved for issuance, from Treasury, under a restricted share unit plan (see Note 14(b)) and approximately 47 million Common Shares were reserved for issuance, from Treasury, under a share option plan (see Note 14(d)).

(b)  Purchase of Common Shares for cancellation pursuant to normal course issuer bid

As referred to in Note 3, we may purchase a portion of our Common Shares for cancellation pursuant to normal course issuer bids in order to maintain or adjust our capital structure. In December 2018, we received approval for a normal course issuer bid to purchase and cancel up to 8 million of our Common Shares (up to a maximum amount of $250 million) from January 2, 2019, to January 1, 2020.